UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2016

STAAR Surgical Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11634 (Commission File Number)	95-3797439 (I.R.S. Employer Identification No.)

1911 Walker Ave, Monrovia, California (Address of principal executive offices)		91016 (Zip Code)

Registrant’s telephone number, including area code:	626-303-7902

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated STAAR Surgical Company Omnibus Equity Incentive Plan

The annual meeting of the shareholders of the Company (the “Annual Meeting”) was held on June 24, 2016. At the Annual Meeting, our shareholders approved amendments to the Amended and Restated STAAR Surgical Company Omnibus Equity Incentive Plan, as noted in Item 5.07 below. Their approval also served as approval for purposes of section 162(m) of the U.S. Internal Revenue Code. The amendments to the plan increased the number of shares of our common stock that are reserved for issuance under the plan by 1.9 million shares, among other changes.

A description of the material terms of the plan, including the amendments, was included in our 2016 Proxy Statement filed with the Securities and Exchange Commission on May 2, 2016, and the Proxy Statement’s description of the plan and its terms are incorporated here by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

As noted above, the Company’s Annual Meeting was held on June 24, 2016. 40,185,723 shares of common stock were outstanding on the record date for the Annual Meeting (April 25, 2016) and entitled to vote at the Annual Meeting. The voting was as follows:

1.	To elect five directors to serve for terms to expire in 2017 or until their successors have been elected and qualified.

	Number of Shares
	For	Withheld	Broker Non-Votes
Stephen Farrell	28,561,598	180,264	6,063,633
Caren Mason	28,298,060	443,802	6,063,633
John Moore	28,259,057	482,805	6,063,633
Louis Silverman	28,561,598	180,264	6,063,633
William Wall	28,510,139	231,723	6,063,633

2.	To approve the Amended and Restated STAAR Surgical CompanyOmnibus Equity Incentive Plan.

Number of Shares
For	Against	Abstain	Broker Non-Votes
20,083,928	8,580,220	77,714	6,063,633

3.	To ratify changes made by the Board of Directors to the Amended and Restated Bylaws

(“Restated Bylaws”).

Number of Shares
For	Against	Abstain	Broker Non-Votes
28,203,494	483,781	54,587	6,063,633

4.	To approve an amendment to the Restated Bylaws.

Number of Shares
For	Against	Abstain	Broker Non-Votes
20,084,520	8,578,005	79,337	6,063,633

5.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016.

Number of Shares
For	Against	Abstain
34,604,497	157,143	43,855

6.	A non-binding advisory vote to approve compensation of named executive officers.

Number of Shares
For	Against	Abstain	Broker Non-Votes
27,913,245	703,119	125,498	6,063,633

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits:	Description of Document

5.03	Amended and Restated Bylaws.
10.1	Amended and Restated STAAR Surgical Company Omnibus Equity Incentive Plan (incorporated by reference to Appendix 1 of STAAR’s Proxy Statement filed May 2, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 27, 2016	STAAR Surgical Company

	By:	/s/ Caren Mason
Caren Mason
President and Chief Executive Officer